Growth and Income Portfolio A Series of Dreyfus Variable Investment Fund
Summary Prospectus May 1, 2018
Initial Shares Service Shares

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.im.bnymellon.com/variable. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated May 1, 2018 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Shares	Service Shares
Management fees	.75	.75
Distribution and/or service (12b-1) fees	none	.25
Other expenses	.15	.15
Total annual fund operating expenses	.90	1.15

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Shares	$92	$287	$498	$1,108
Service Shares	$117	$365	$633	$1,398

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 61.00% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. The fund's portfolio managers seek to create a portfolio for the fund that includes a blend of growth and dividend paying stocks, as well as other investments that provide income. The portfolio managers choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis and risk management. The fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500® Index.

In selecting securities, the portfolio managers seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund's strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial wellbeing of the company.

The fund may use listed equity options to seek to enhance returns and/or mitigate risk. The fund will engage in "covered" option transactions where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. The fund will limit investments in options to 20% (based on the notional value of the options) of the fund's net assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Leverage risk. The use of leverage, such as lending portfolio securities and entering into futures contracts or forward currency contracts not discussed above, may magnify the fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value.

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• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

Year-by-Year Total Returns as of 12/31 each year (%) Initial Shares
Best Quarter Q2, 2009: 16.23% Worst Quarter Q4, 2008: -22.84%

Average Annual Total Returns (as of 12/31/17)
	1 Year	5 Years	10 Years
Initial Shares	19.71%	15.04%	7.73%
Service Shares	19.38%	14.75%	7.46%
S&P 500® Index reflects no deductions for fees, expenses or taxes	21.82%	15.78%	8.49%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Elizabeth Slover and John Bailer are the fund's primary portfolio managers, positions they have held since January 2009 and September 2008, respectively. Ms. Slover is a senior managing director at BNY Mellon Asset Management North America Corporation (BNY Mellon AMNA), an affiliate of Dreyfus, and is the director of the global research team of BNY Mellon AMNA. Mr. Bailer, a chartered financial analyst, is a senior managing director at BNY Mellon AMNA and is the lead portfolio manager of U.S. dividend-oriented high dividend income and equity income strategies. In addition, he functions as a senior research analyst on the Dynamic Large Cap Value strategy where he is responsible for the consumer, technology, and telecommunication sectors. Each of the portfolio managers also are employees of Dreyfus.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

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Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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